Income taxes	6 Months Ended
Jun. 30, 2013
Income taxes [Abstract]
Income taxes

7. Income taxes

(a) Effective tax rate

Our effective income tax rate ("ETR") was 32.8% in the first six months of 2013 compared to 9.4% in the first six months of 2012. The ETR was different from the statutory tax rate of 25% due to the effect of land appreciation tax ("LAT"), the corporate income tax ("CIT") benefit of LAT, outside basis differences, and also changes in unrecognized tax benefits. The change in the effective income tax rate is primarily due to a non-recurring reversal of LAT liabilities recognized as an unrecognized tax benefit of approximately US$22.8 million in the second quarter of 2012 related to three completed projects that were liquidated and settled with the local tax bureaus on favorable terms.

(b) Liability for unrecognized tax benefit

The following table summarizes the activity related to the Group's unrecognized tax benefits:

US$

Balance as of December 31, 2012	8,842,239
Additions for tax position of current year	7,278,752
Movement in current year due to expiration of limitations period	(8,842,239)
Balance as of June 30, 2013	7,278,752

The current year movement in the liability for unrecognized tax benefits of US$7,278,752 was mainly due to the application of the deemed profit method by the local tax authority of Zhengzhou city for Henan Xinyuan Real Estate Co., Ltd.'s fiscal year 2012 PRC income tax return. The remaining change of US$8,842,239 was recognized as a reduction of unrecognized tax benefits due to the expiration of the five-year statute of limitations period for Henan Xinyuan Real Estate Co., Ltd..